Ramco Gershenson Properties Trust June 30, 2008 Supplemental Financial & Operating Statistics

Table of Contents Section Page Company Overview 1 Quarterly & Year-to-Date Financial Results Consolidated Statements of Income 2 Income Statement Detail 3 Earnings Per Common Share 4 Consolidated Balance Sheets 5 Balance Sheet Detail 6 Calculation of Funds from Operations and Funds Available for Distribution 7 Selected Financial and Operating Ratios 8 Quarterly & Year-to-Date Operating Information Same Properties Analysis 9 Leasing Activity Analysis 10 Current Development Projects 11 Current Redevelopment Projects 12 Market Capitalization Information Summary of Outstanding Debt 13 Loan Maturity Summary 14 Market Capitalization Information 15 Common Stock Performance 15 Portfolio Information Property Summary 16-18 Geographic Diversification 19 Anchor, Non-Anchor Tenant Mix 19 National, Regional, Local Tenant Mix 19 Major Tenants 20 Summary of Expiring GLA 21 Joint Venture Information Joint Ventures Contribution to Funds from Operations 22 Joint Ventures Combining Balance Sheets 23 Summary of Joint Venture Debt 24 Investor Information

COMPANY OVERVIEW Ramco-Gershenson Properties Trust (NYSE:RPT) is a self-administered and selfmanaged real estate investment trust primarily engaged in the business of owning, developing, acquiring, managing and leasing community shopping centers located primarily in the Midwestern, Mid-Atlantic and Southeastern United States. At June 30, 2008, the Company owned interests in 89 shopping centers with approximately 20.0 million square feet of gross leasable area located in Michigan, Florida, Georgia, Ohio, Wisconsin, Indiana, New Jersey, Maryland, North Carolina, South Carolina, Virginia, Tennessee and Illinois. The Company’s properties consist of 88 community centers and one regional mall. Ramco-Gershenson has a proven track record of generating growth through the redevelopment of its shopping center portfolio. In an effort to maximize the potential of each asset, the Company constantly reevaluates the shopping center’s position within its respective market. This effort is part of an overall approach that allows management to anticipate changes in retailing trends and tenant needs; and proactively implement solutions to boost the performance and value of the center namely through enhancement in the tenant mix, improvement of existing rental rates and occupancy growth. Ramco-Gershenson generates additional growth through the construction of new shopping centers. The Company is focused on developing community shopping centers within metropolitan markets where it currently operates or where it believes demand for additional shopping centers exist. Throughout the Company’s history, management’s experience and long-standing relationships with tenants, has allowed it to capitalize on attractive development opportunities. The Company also remains committed to the acquisition of well-located shopping centers, under appropriate market conditions, that may lend themselves to further improvements, either through strategic joint ventures or on-balance sheet transactions. Ramco-Gershenson seeks to attract investors based on the quality and performance of its assets and the experience of its management team. The Company expects to build shareholder value through the proactive management of its assets as well as the selective development and acquisition of shopping centers. The Company is listed on the New York Stock Exchange under the symbol RPT and is headquartered in Farmington Hills, Michigan. Supplemental Financial and Operating Statistics Q2 2008 Ramco-Gershenson Properties Trust (RPT) Page 1

Consolidated Statements of Income

(in thousands)

	Three Months Ended June 30, 2008	2007	Increase (Decrease)	Percent Change	Six Months Ended June 30, 2008	2007	Increase (Decrease)	Percent Change
Revenues:								
Minimum rents	$ 23,101	$ 24,300	$ (1,199)	(4.9) %	$ 46,122	$ 48,378	$ (2,256)	(4.7) %
Percentage rents	133	96	37	38.5	497	408	89	21.8
Recoveries from tenants	10,313	10,688	(375)	(3.5)	21,396	22,391	(995)	(4.4)
Fees and management income (see page 3 for detail)	1,930	1,426	504	35.3	3,352	4,030	(678)	(16.8)
Other income (see page 3 for detail)	495	488	7	1.4	980	1,650	(670)	(40.6)
Total revenues	35,972	36,998	(1,026)	(2.8)	72,347	76,857	(4,510)	(5.9)
Expenses:								
Real estate taxes	4,805	4,890	(85)	(1.7)	9,652	9,891	(239)	(2.4)
Recoverable operating expenses	5,500	5,696	(196)	(3.4)	12,083	12,502	(419)	(3.4)
Depreciation and amortization	7,880	8,205	(325)	(4.0)	15,835	16,214	(379)	(2.3)
Other operating	1,013	762	251	32.9	2,061	1,269	792	62.4
General and administrative	4,820	3,874	946	24.4	8,625	6,907	1,718	24.9
Interest expense	8,893	10,744	(1,851)	(17.2)	18,672	21,762	(3,090)	(14.2)
Total expenses	32,911	34,171	(1,260)	(3.7)	66,928	68,545	(1,617)	(2.4)
Income from continuing operations before gain on sale of real estate assets, minority interest and earnings from unconsolidated entities	3,061	2,827	234	8.3	5,419	8,312	(2,893)	(34.8)
Gain on sale of real estate assets (see page 3 for detail)	103	8,941	(8,838)	(98.8)	10,287	31,376	(21,089)	(67.2)
Minority interest	(642)	(1,497)	855	(57.1)	(2,720)	(6,016)	3,296	(54.8)
Earnings from unconsolidated entities (see page 22 for detail)	769	712	57	8.0	1,666	1,118	548	49.0
Income from continuing operations	3,291	10,983	(7,692)	(70.0)	14,652	34,790	(20,138)	(57.9)
Discontinued operations, net of minority interest:								
Loss on sale of real estate assets	(400)	-	(400)	100.0	(400)	-	(400)	100.0
Income from operations	93	62	31	50.0	177	120	57	47.5
Income (loss) from discontinued operations	(307)	62	(369)	(595.2)	(223)	120	(343)	(285.8)
Net Income	2,984	11,045	(8,061)	(73.0)	14,429	34,910	(20,481)	(58.7)
Preferred stock dividends	-	(606)	606	(100.0)	-	(2,269)	2,269	(100.0)
Loss on redemption of preferred shares	-	(35)	35	(100.0)	-	(35)	35	(100.0)
Net income available to common shareholders	$ 2,984	$ 10,404	$ (7,420)	(71.3) %	$ 14,429	$ 32,606	$ (18,177)	(55.7) %
Property Operating Expense Recovery Ratio	100.1 %	101.0 %		(0.9) %	98.4 %	100.0 %		(1.6) %

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q2 2008
Page 2

Income Statement Detail

(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2008	2007	Increase (Decrease)	Percent Change	2008	2007	Increase (Decrease)	Percent Change
Fees and management income:								
Management fees	$ 713	$ 473	$ 240	50.7 %	$ 1,430	$ 956	$ 474	49.6 %
Leasing fees	246	127	119	93.7	564	396	168	42.4
Acquisition related fees	67	426	(359)	(84.3)	67	947	(880)	(92.9)
Development related fees	792	353	439	124.4	1,046	1,617	(571)	(35.3)
Other	112	47	65	138.3	245	114	131	114.9
Fee and management income	$ 1,930	$ 1,426	$ 504	35.3 %	$ 3,352	$ 4,030	$ (678)	(16.8) %
Other income:								
Lease termination income	$ 187	$ 168	$ 19	11.3 %	$ 292	$ 298	$ (6)	(2.0) %
Temporary income	91	130	(39)	(30.0)	251	300	(49)	(16.3)
Interest income	66	98	(32)	(32.7)	202	633	(431)	(68.1)
Previous write-off of receivable	43	69	(26)	(37.7)	67	302	(235)	(77.8)
Other	108	23	85	369.6	168	117	51	43.6
Other income	$ 495	$ 488	$ 7	1.4 %	$ 980	$ 1,650	$ (670)	(40.6) %
Gain on sale of real estate assets:								
FFO gain (loss) on sales	$ (12)	$ 625	$ (637)	(101.9) %	$ 411	$ 562	$ (151)	(26.9) %
Non-FFO gain (loss) on sales	115	8,316	(8,201)	(98.6)	9,876	30,814	(20,938)	(67.9)
Gain on sale of real estate assets	$ 103	$ 8,941	$ (8,838)	(98.8) %	$ 10,287	$ 31,376	$ (21,089)	(67.2) %

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q2 2008
Page 3

2008 2007 2008 2007 Numerator: Income from continuing operations before minority interest 3,933 $ 12,480 $ 17,372 $ 40,806 $ Minority interest (642) (1,497) (2,720) (6,016) Preferred stock dividends - (606) - (2,269) Loss on redemption of preferred shares - (35) - (35) Income from continuing operations available to common shareholders 3,291 10,342 14,652 32,486 Discontinued operations, net of minority interest: Loss on sale of real estate assets (400) - (400) - Income from operations 93 62 177 120 Net income available to common shareholders 2,984 10,404 14,429 32,606 Add income impact of assumed conversion of preferred shares - 1,519 - 1,081 Adjusted numerator for diluted EPS 2,984 $ 11,923 $ 14,429 $ 33,687 $ Denominator: Weighted-average common shares for basic EPS 18,473 17,847 18,471 17,221 Effect of dilutive securities: Operating partnership units - 2,920 - - Preferred shares - 637 - 1,259 Unvested shares of restricted stock 5 - 6 - Options outstanding 12 79 12 77 Weighted-average common shares for diluted EPS 18,490 21,483 18,489 18,557 Basic EPS: Income from continuing operations 0.18 $ 0.58 $ 0.79 $ 1.88 $ Income (loss) from discontinued operations (0.02) - (0.01) 0.01 Net income 0.16 $ 0.58 $ 0.78 $ 1.89 $ Diluted EPS: Income from continuing operations 0.18 $ 0.56 $ 0.79 $ 1.81 $ Income (loss) from discontinued operations (0.02) - (0.01) 0.01 Net income 0.16 $ 0.56 $ 0.78 $ 1.82 $ June 30, Earnings Per Common Share ("EPS") (in thousands, except per share data) Three Months Ended Six Months Ended June 30, Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Q2 2008 Page 4

June 30, March 31, December 31, 2008 2008 2007 ASSETS Investment in real estate, net (see page 6 for detail) 882,763 $ 880,142 $ 876,410 $ Cash and cash equivalents 6,670 15,043 14,977 Restricted cash 7,490 6,537 5,777 Accounts receivable, net (see page 6 for detail) 39,035 38,460 35,787 Equity investments in and advances to unconsolidated entities (see page 23 for detail) 93,626 94,561 117,987 Other assets, net (see page 6 for detail) 38,036 38,021 37,561 Total Assets 1,067,620 $ 1,072,764 $ 1,088,499 $ LIABILITIES AND SHAREHOLDERS' EQUITY Mortgages and notes payable (see page 13 for detail) 690,999 $ 691,276 $ 690,801 $ Accounts payable and accrued expenses 38,020 39,783 57,614 Distributions payable 9,888 9,887 9,884 Capital lease obligation 7,319 7,382 7,443 Total Liabilities 746,226 748,328 765,742 Minority Interest 40,650 41,406 41,353 SHAREHOLDERS' EQUITY Common Shares of Beneficial Interest 186 186 185 Additional paid-in capital 389,126 388,686 388,164 Accumulated other comprehensive income (loss) 179 (2,649) (845) Cumulative distributions in excess of net income (108,747) (103,193) (106,100) Total Shareholders' Equity 280,744 283,030 281,404 Total Liabilities and Shareholders' Equity 1,067,620 $ 1,072,764 $ 1,088,499 $ Consolidated Balance Sheets (in thousands) Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Q2 2008 Page 5

June 30, March 31, December 31, 2008 2008 2007 Investments in Real Estate: Land 143,390 $ 136,735 $ 136,566 $ Buildings and improvements 870,381 880,590 883,067 Construction in progress 41,443 32,204 25,739 1,055,214 1,049,529 1,045,372 Less: accumulated depreciation (172,451) (169,387) (168,962) Investments in real estate, net 882,763 $ 880,142 $ 876,410 $ Accounts Receivable: Accounts receivable tenants, net 21,752 $ 21,454 $ 19,177 $ Straight-line rent receivable 17,283 17,006 16,610 Accounts receivable, net 39,035 $ 38,460 $ 35,787 $ Other Assets: Leasing costs 37,654 $ 36,484 $ 35,646 $ Intangible assets 6,557 6,557 6,673 Deferred financing costs 5,874 5,867 5,818 Other 5,643 5,590 5,400 55,728 54,498 53,537 Less: accumulated amortization (32,484) (31,136) (29,956) 23,244 23,362 23,581 Prepaid expenses and other 12,140 11,378 12,079 Proposed development and acquisition costs 2,652 3,281 1,901 Other assets, net 38,036 $ 38,021 $ 37,561 $ Balance Sheet Detail (in thousands) Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Q2 2008 Page 6

2008 2007 2008 2007 Calculation of Funds from Operations: Net income 2,984 $ 11,045 $ 14,429 $ 34,910 $ Add: Depreciation and amortization expense 9,268 9,291 18,683 18,253 Minority interest in partnership: Continuing operations 627 1,478 2,704 5,971 Discontinued operations (48) 9 (35) 19 Discontinued operations, loss on sale of property 463 - 463 - Less: Gain on sale of depreciable real estate (115) (8,316) (9,876) (30,814) Funds from operations 13,179 13,507 26,368 28,339 Less: Series B Preferred Stock dividends - (594) - (1,188) Funds from operations available to common shareholders, assuming conversion of OP units 13,179 $ 12,913 $ 26,368 $ 27,151 $ Weighted average equivalent shares outstanding, diluted 21,408 21,483 21,408 21,478 Funds from operations available to common shareholders, diluted share 0.62 $ 0.60 $ 1.23 $ 1.26 $ Calculation of Funds Available for Distribution: Funds from operations available to common shareholders 13,179 $ 12,913 $ 26,368 $ 27,151 $ Less: Straight-line rent (291) (204) (687) (578) Above/below market rents - acquisitions (20) (16) (49) (37) FMV interest adjustment - acquired properties (53) 12 (93) 23 Recurring capital expenditures (non-recoverable) (245) (626) (578) (1,161) Funds Available for Distribution 12,570 $ 12,079 $ 24,961 $ 25,398 $ FAD per share available to common shareholders 0.59 $ 0.56 $ 1.17 $ 1.18 $ Dividend per Common Share 0.4625 $ 0.4625 $ 0.9250 $ 0.9250 $ Payout Ratio - FFO 75.1  76.9  75.1  73.2  Payout Ratio - FAD 78.8  82.3  79.3  78.2  Three Months Ended June 30, Six Months Ended June 30, Calculation of Funds from Operations and Funds Available for Distribution (in thousands, except per share amounts) Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Q2 2008 Page 7

Selected Financial and Operating Ratios

	Three Months Ended June 30, 2008		Three Months Ended June 30, 2007		Six Months Ended June 30, 2008		Six Months Ended June 30, 2007	
EBITDA Calculation:								
Operating Income Plus Earnings From Unconsolidated Entities	$ 3,830	[1]	$ 3,539	[3]	$ 7,085	[2]	$ 9,430	[4]
Add Back:								
Income From Discontinued Operations	108		72		205		139	
Interest Expense	8,893		10,744		18,672		21,762	
Depreciation and Amortization	7,880		8,205		15,835		16,214	
EBITDA	20,711		22,560		41,797		47,545	
Scheduled Principal Payments	1,277		208		2,452		2,699	
Preferred Dividends	-		606		-		2,269	
Coverage Ratios:								
Interest Coverage Ratio (EBITDA / Interest Expense)	2.33		2.10		2.24		2.18	
Debt Service Coverage Ratio (EBITDA / Interest Expense + Scheduled Principal Pmts.)	2.04		2.06		1.98		1.94	
Fixed Charge Coverage Ratio (EBITDA / Interest Expense + Scheduled Principal Pmts. + Pref. Div.)	2.04		1.95		1.98		1.78	
Operating Ratios:								
NOI	22,229		23,736		44,219		47,515	
Operating Margin (NOI / Total Rental Revenue)	66.3%		67.7%		65.0%		66.8%	
General & Administrative Expense as a Percentage of Total Rental Revenues Under Management [5]:								
Revenue From REIT Owned Properties	$ 34,042		$ 35,572		$ 68,995		$ 72,827	
Revenue From Joint Venture Properties	23,491		16,583		48,003		32,189	
Revenue From Non-REIT Properties Under Management Contract	944		884		2,103		1,832	
Total Rental Revenues Under Management	$ 58,477		$ 53,039		$ 119,101		$ 106,848	
General and Administrative Expense	$ 4,820		$ 3,874		$ 8,625		$ 6,907	
General and Administrative Expense / Total Rental Revenues Under Management	8.24%		7.30%		7.24%		6.46%	

[1] Q2 2008 excludes $103 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.01 for the three months ended 6/30/08.

[2] YTD 2008 excludes $10,287 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.55 for the six months ended 6/30/08.

[3] Q2 2007 excludes $8,941 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.83 for the three months ended 6/30/07.

[4] YTD 2007 excludes $31,376 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 1.45 for the six months ended 6/30/07.

[5] General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture properties, and properties that are under management contract.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q2 2008
Page 8

2008 2007   Change 2008 2007   Change Number of Properties [1] 49 49 0  49 49 0  Occupancy 94.9  95.3  -0.5  94.9  95.3  -0.5  REVENUE: Minimum Rents $18,779 $18,630 0.8  $37,442 $37,248 0.5  Percentage Rent 91 57 59.9  414 338 22.5  Recoveries from Tenants 9,170 9,071 1.1  19,318 18,186 6.2  Other Income 312 224 39.6  490 529 -7.3  $28,353 $27,982 1.3  $57,664 $56,301 2.4  EXPENSES: Real Estate Taxes $4,270 $4,143 3.1  $8,641 $8,267 4.5  Property Operating and Maintenance 4,635 4,464 3.8  10,175 9,719 4.7  Other Operating 484 348 39.2  979 712 37.5  $9,389 $8,954 4.9  $19,795 $18,698 5.9  OPERATING INCOME $18,963 $19,028 -0.3  $37,869 $37,604 0.7  Operating Expense Recovery Ratio 103.0  105.4  -2.4  102.7  101.1  1.6  [1] Excludes joint venture properties. Note: Excludes centers under redevelopment and reflects recovery adjustments to the proper period. Same Properties Analysis (in thousands) Three Months Ended June 30, Six Months Ended June 30, Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Q2 2008 Page 9

Leasing Activity Analysis

	Three Months Ended June 30, 2008			Six Months Ended June 30, 2008		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Summary of Expiring Leases:						
Total Number of Scheduled Lease Expirations	50	3	53	153	13	166
Gross Leasable Area (sq.ft.)	142,181	87,608	229,789	506,139	326,429	832,568
Average Base Rent / Sq.Ft ($/sq.ft.)	$14.87	$6.33	$11.62	$14.62	$7.92	$11.99
Leases Renewed at Expiration:						
Number of Leases	23	3	26	90	12	102
Gross Leasable Area (sq.ft.)	74,948	87,608	162,556	320,629	295,274	615,903
Renewal Base Rent / Sq.Ft. ($/sq.ft.)	$14.06	$6.33	$9.90	$14.69	$8.09	$11.52
Previous Base Rent / Sq.Ft. ($/sq.ft.)	$12.77	$6.17	$9.21	$13.11	$7.47	$10.40
PSF Increase / (Decrease)	$1.29	$0.16	$0.68	$1.58	$0.63	$1.12
% Increase / (Decrease)	10.1%	2.7%	7.4%	12.1%	8.4%	10.8%
Leases Currently Month-to-Month or Under Negotiation for Renewal:						
Number of Leases	9	-	9	19	-	19
Gross Leasable Area (sq.ft.)	15,609	-	15,609	38,472	-	38,472
Current Base Rent / Sq.Ft. ($/sq.ft.)	$17.34	$0.00	$17.34	$15.95	$0.00	$15.95
Leases Ended at Expiration:						
Number of Leases	18	-	18	44	1	45
Gross Leasable Area (sq.ft.)	51,624	-	51,624	147,038	31,155	178,193
Base Rent / Sq.Ft. ($/sq.ft.)	$15.30	$0.00	$15.30	$14.13	$6.25	$12.75
Lease-Up of Vacant Space: [1]						
Number of Leases	21	1	22	42	1	43
Gross Leasable Area (sq.ft.)	63,638	41,820	105,458	111,781	41,820	153,601
Base Rent / Sq.Ft. ($/sq.ft.)	$15.18	$11.50	$13.72	$16.50	$11.50	$15.14
% Increase / (Decrease) from Portfolio Average	-7.9%	41.5%	26.9%	0.0%	41.5%	40.0%

[1] Lease-Up of Vacant Space are rent starts in the quarter

Current Portfolio Average:

Portfolio Average Base Rent / Sq.Ft. (as of 6/30/08)	***$16.49***	***$8.13***	***$10.81***	***$16.49***	***$8.13***	***$10.81***

Historical Portfolio Averages:

Year Ended 12/31/07 Portfolio Average Base Rent / Sq.Ft.	***$16.05***	***$7.90***	***$10.61***
Year Ended 12/31/06 Portfolio Average Base Rent / Sq.Ft.	***$15.10***	***$7.67***	***$10.08***
Year Ended 12/31/05 Portfolio Average Base Rent / Sq.Ft.	***$14.57***	***$7.21***	***$9.55***
Year Ended 12/31/04 Portfolio Average Base Rent / Sq.Ft.	***$13.70***	***$6.61***	***$8.83***
Year Ended 12/31/03 Portfolio Average Base Rent / Sq.Ft.	***$12.60***	***$6.29***	***$8.17***

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q2 2008
Page 10

Development Projects
(in millions)

								Estimated Additional Costs			
Property/Location	Project Description	RPT Ownership %	Projected Stabilization Date	Stabilized Return on Cost	Projected Stabilized NOI	Projected Cost	Cost to Date	7/1/08 - 12/31/08	2009	2010	2011
Current Development Projects											
On-Balance Sheet Assets											
Northpointe Town Center - Jackson, MI	550,000 SF town center project	100%	Q4 2010	8.8%	$6.6	$74.2	$1.5	$0.2	$19.0	$53.5	$0.0
Rossford Pointe - Rossford, OH	<100,000 SF mid-box project	100%	Q3 2009	9.9%	$0.8	$8.3	$6.1	$0.2	$2.1	$0.0	$0.0
Total On-Balance Sheet Assets				**9.0%**	**$7.4** [1]	**$82.5**	**$7.6**	**$0.4**	**$21.1**	**$53.5**	**$0.0**
Off-Balance Sheet Assets											
Hartland Towne Square - Hartland Twp., MI	500,000 SF power center project	20%	Q1 2011	7.0%	$3.9	$55.4	$10.8	$9.5	$18.4	$13.4	$3.3
Total Off-Balance Sheet Assets				**7.0%**	**$3.9** [1]	**$55.4**	**$10.8**	**$9.5**	**$18.4**	**$13.4**	**$3.3**
RPT Share of Total Off-Balance Sheet Assets				**7.0%**	**$0.8** [1]	**$11.1**	**$2.2**	**$1.9**	**$3.7**	**$2.7**	**$0.7**
Proposed Off-Balance Sheet Assets											
The Town Center at Aquia - Stafford, VA	725,000 SF mixed-use project	20%	Q1 2011	8.9%	$16.9	$189.0	$53.2 [2]	$5.3	$74.7	$54.4	$1.4
Gateway Commons - Lakeland, FL	375,000 SF power center project	20%	Q3 2011	9.0%	$5.7	$63.0	$13.5	$2.6	$29.9	$11.4	$5.7
Total Proposed Off-Balance Sheet Assets				**8.9%**	**$22.5** [1]	**$252.0**	**$66.7**	**$7.9**	**$104.6**	**$65.8**	**$7.1**
RPT Share of Total Proposed Off-Balance Sheet Assets				**8.9%**	**$4.5** [1]	**$50.4**	**$13.3**	**$1.6**	**$20.9**	**$13.2**	**$1.4**
RPT Share of Current Developments				**8.8%**	**$12.7** [1]	**$144.0**	**$23.0**	**$3.9**	**$45.7**	**$69.3**	**$2.1**

Estimated Fees on Off-Balance Sheet Developments (in millions):

Subject to Negotiation:	Fees:
Hartland Towne Square	$3.9
The Town Center at Aquia	$10.1
Gateway Commons	$4.0
	$18.0

[1] Does not include gains on sales held in TRS or fee revenue.
[2] Includes net book value of existing center.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q2 2008
Page 11

Redevelopment Projects
(in millions)

Property/Location	Project Description	RPT Ownership %	Projected Stabilization Date	Stabilized Return on Cost	Projected Stabilized NOI [1]	Projected Cost	Cost to Date	Estimated Additional Costs 7/1/08 - 12/31/08	2009	2010
Current Redevelopment Projects										
On-Balance Sheet Assets										
West Allis - West Allis, WI	Relocating existing tenants, adding Burlington Coat Factory, adding retail, adding 2 outlots and upgrading façade.	100%	Q1 2010	10.7%	$1.5	$13.8	$3.4	$3.0	$6.7	$0.7
Oakbrook Square - Flint, MI	Adding a 55,000 SF Hobby Lobby, replacing vacancy and build-out of additional space.	100%	Q4 2008	11.0%	$0.4	$3.4	$0.9	$2.4	$0.0	$0.0
Holcomb - Roswell, GA	Add national theater operator in 25,000 SF.	100%	Q1 2009	11.6%	$0.3	$2.5	$0.1	$1.4	$1.1	$0.0
Rivertowne Square - Deerfield Beach, FL	Adding a 60,000 SF Beall's Department Store.	100%	Q4 2009	13.8%	$0.2	$1.6	$0.0	$1.6	$0.0	$0.0
Clinton Valley - Sterling Heights, MI	Adding a 58,852 SF Hobby Lobby.	100%	Q2 2009	13.8%	$0.1	$1.0	$0.0	$0.0	$1.0	$0.0
Southbay - Osprey, FL	Adding freestanding drug store, relocating tenants, retenanting space and demolishing vacated space.	100%	Q3 2009	16.2%	$0.1	$0.9	$0.1	$0.4	$0.4	$0.0
Hoover Eleven - Warren, MI	Expanding Kroger Supermarket by 12,000 SF.	100%	Q2 2009	127.9%	$0.1	$0.1	$0.0	$0.1	$0.0	$0.0
Total On-Balance Sheet Assets				**11.9%**	**$2.8**	**$23.4**	**$4.5**	**$9.0**	**$9.2**	**$0.7**
Off-Balance Sheet Assets										
Paulding Pavilion - Hiram, GA	Replacing and expanding former Publix space with Sports Authority and Staples, adding 4,000 SF outlot building.	20%	Q4 2008	10.8%	$1.0	$8.9	$6.7	$2.2	$0.0	$0.0
Troy Marketplace - Troy, MI	Retenanting 97,000 SF Home Expo with LA Fitness (which has opened) and additional mid-box uses, constructing new outlot building.	30%	Q4 2009	21.1%	$2.1	$9.7	$4.1	$0.4	$5.2	$0.0
Old Orchard - West Bloomfield, MI	Adding 37,000 SF specialty grocer Plum Market as well as other upscale tenants; plus façade and structural improvements.	30%	Q3 2009	12.0%	$0.7	$6.1	$2.8	$1.0	$2.3	$0.0
Collins Pointe Plaza - Cartersville, GA	Retenanting Winn-Dixie, building additional outlot and small-shop retail space.	20%	Q3 2009	15.1%	$0.7	$4.7	$0.0	$0.0	$4.7	$0.0
Cocoa Commons - Cocoa Beach, FL	Constructing 15,000 SF of additional retail space.	30%	Q1 2009	12.4%	$0.3	$2.4	$1.3	$1.1	$0.0	$0.0
Market Plaza - Glen Ellyn, IL	Adding a 19,849 SF Staples.	20%	Q1 2009	15.0%	$0.2	$1.6	$0.1	$1.1	$0.3	$0.0
Total Off-Balance Sheet Assets				**15.0%**	**$5.0**	**$33.3**	**$15.1**	**$5.9**	**$12.4**	**$0.0**
RPT Share of Total Off-Balance Sheet Assets				**15.4%**	**$1.3**	**$8.5**	**$3.8**	**$1.4**	**$3.2**	**$0.0**
RPT Share of Current Redevelopments				**12.8%**	**$4.1**	**$31.9**	**$8.4**	**$10.5**	**$12.4**	**$0.7**

Future Projects

Property/Location	Project Description
Lakeshore Marketplace - Norton Shores, MI	Retenant with mid-box use a portion of Elder-Beerman space. Develop new outlots.
The Shops on Lane Avenue - Columbus, OH	Expand existing grocery to prototype size.
Sunshine Plaza - Tamarac, FL	Taking back 20,000 SF of anchor space to create new mid-box opportunity.
Stonegate - Kingsport, TN	Reconfiguration of existing site.
Pelican Plaza - Sarasota, FL	Adding 20,000 SF specialty grocer.
Marketplace of Delray - Delray Beach, FL	Reconfiguring center to accommodate up to two new mid-box users.

[1] Represents incremental change in revenue.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q2 2008
Page 12

Summary of Outstanding Debt
06/30/08

	Lender or Servicer	Percent of Total Indebtedness		Balance at 6/30/2008	Stated Interest Rate	Maturity Date	Months To Maturity
Fixed Rate Debt							
Plaza at Delray	Wachovia	6.26%	$	43,250,000	5.0000%	Aug-08	1
West Oaks II/Spring Meadows	Travelers Insurance	3.49%		24,131,268	7.0500%	Dec-09	17
Promenade at Pleasant Hill	Principal Life	1.91%		13,180,455	8.0900%	Sep-10	26
Publix at River Crossing	Jackson National Life Ins Co.	0.49%		3,371,783	6.6700%	Oct-10	28
Unsecured Term Loan Facility *	KeyBank, as agent	14.47%		100,000,000	6.0065%	Dec-10	30
Madison Shopping Center	LaSalle Bank N.A.	1.39%		9,576,427	7.5080%	May-11	35
Lakeshore Marketplace	Wells Fargo/Midland	2.16%		14,912,199	7.6470%	Aug-11	38
Sunshine Plaza Shopping Center	Nationwide Life	1.68%		11,584,336	7.3500%	May-12	47
Coral Creek	KeyBank	1.38%		9,567,968	6.7800%	Jul-12	49
The Crossroads at Royal Palm	L.J. Melody & Co./Salomon	1.65%		11,421,743	6.5000%	Aug-12	50
Centre at Woodstock	Wachovia	0.69%		4,750,865	6.9100%	Jul-13	61
East Town Plaza	Citigroup Global Markets	1.63%		11,235,676	5.4500%	Jul-13	61
Kentwood Towne Center	Nationwide Life	1.38%		9,541,593	5.7400%	Jul-13	61
Lantana Plaza Shopping Center	Key Bank	1.47%		10,124,910	4.7600%	Aug-13	62
Auburn Hills	Citigroup Global Markets	1.07%		7,413,087	5.3800%	May-14	71
Crossroads Shopping Center	Citigroup Global Markets	3.73%		25,786,009	5.3800%	May-14	71
Jackson West	KeyBank	2.49%		17,180,000	5.2000%	Nov-15	89
West Oaks I	KeyBank	3.95%		27,300,000	5.2000%	Nov-15	89
New Towne Plaza	Deutsche Bank	2.87%		19,800,000	5.0910%	Dec-15	90
Hoover Eleven	Canada Life/GMAC	0.93%		6,447,940	7.6250%	Feb-16	92
River City Marketplace	JPMorgan Chase Bank, N.A.	15.92%		110,000,000	5.4355%	Apr-17	107
Hoover Eleven	Canada Life/GMAC	0.34%		2,325,499	7.2000%	May-18	120
Junior Subordinated Note **	The Bank of New York Trust Company	4.07%		28,125,000	7.8700%	Jan-38	360
Subtotal Fixed Rate Debt		**75.40%**	**$**	**521,026,759**	**5.9867%**		75
Variable Rate Mortgages							
Beacon Square	Huntington Bank	1.22%	$	8,458,065	4.2269%	Nov-08	4
Secured Term Loan	KeyBank	5.79%		40,000,000	3.9500%	Dec-08	5
Gaines Marketplace	Huntington Bank	1.11%		7,664,275	3.9594%	Mar-09	8
Subtotal Variable Rate Mortgages		8.12%	$	56,122,340	3.9930%		5
Variable Rate Unsecured Facility							
Unsecured Revolving Credit Facility	KeyBank, as agent	16.48%	$	113,850,000	3.9029%	Dec-08	6
Subtotal Variable Rate Unsecured Facilities		16.48%	$	113,850,000	3.9029%		
Subtotal Variable Rate Debt		**24.60%**	**$**	**169,972,340**	**3.9327%**		5
Total debt		**100.00%**	**$**	**690,999,099**	**5.4814%**		58

*** Effectively converted to fixed rate through swap agreements.**

**** Fixed rate until January 30, 2013, and then at LIBOR plus 3.30%.**

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q2 2008
Page 13

Loan Maturities Split between Scheduled Amortization and Scheduled Maturities
06/30/08

Year	Scheduled Amortization Payments	Scheduled Maturities	Total Scheduled Maturities	Percentage of Debt Maturing	Cumulative Percentage of Debt Maturing
2008	$ 2,451,546	$ 205,558,065	$ 208,009,610	30.10%	30.10%
2009	4,842,506	30,107,347	34,949,854	5.06%	35.16%
2010	4,013,811	115,709,220	119,723,032	17.33%	52.49%
2011	4,599,918	23,332,219	27,932,137	4.04%	56.53%
2012	4,130,892	29,879,687	34,010,579	4.92%	61.45%
2013	3,363,353	30,121,368	33,484,721	4.85%	66.30%
2014	2,505,331	29,676,361	32,181,691	4.66%	70.95%
2015	2,323,334	59,457,889	61,781,223	8.94%	79.89%
2016	382,038	-	382,038	0.06%	79.95%
2017	310,621	110,000,000	110,310,621	15.96%	95.91%
2018 +	108,593	28,125,000	28,233,593	4.09%	100.00%
Totals	**$ 29,031,944**	**$ 661,967,155**	**$ 690,999,099**		

Note: Scheduled maturities in 2008 includes $113,850,000 which represents the balance of the Unsecured Revolving Credit Facility drawn as of June 30, 2008 due at maturity in December 2008, and scheduled maturities in 2010 includes $100,000,000 which represents the balance of the Unsecured Term Loan Facility due at maturity in December 2010. The Unsecured Revolving Credit Facility can be extended to December 2010.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q2 2008
Page 14

Debt: Shares Dollars Percentage Fixed Rate Debt 521,026,759 $ 46.00  Variable Rate Debt 169,972,340 $ 15.01  Total Debt 690,999,099 $ 61.01  Equity: Market price Common Shares and Equivalents REIT Shares 20.54 $ 86.43  18,583,362 381,702,255 $ 33.70  OP Units 13.57  2,918,809 59,952,337 $ 5.29  Total Common Shares and Equivalents 100.00  21,502,171 441,654,592 $ 38.99  Total Market Capitalization 1,132,653,692 $ 100.00  Market Capitalization Information 06/30/08 Common Stock Performance - 7/1/07 through 6/30/08 Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Q2 2008 Page 15

Operating
Property Summary
As of June 30, 2008

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Company Owned	Total Anchor GLA	Non-Anchor GLA	Total	Company Owned GLA: Total	Leased	Occupancy	Annualized Base Rent: Total	PSF	Anchors [2]
Operating:															
Florida															
Coral Creek Shops	Coconut Creek, FL	100%	1992/2002/NA	34		42,112	42,112	67,200	109,312	109,312	90,262	82.6%	$ 1,344,419	$ 14.89	Publix
Lantana Shopping Center	Lantana, FL	100%	1959/1996/2002	22		61,166	61,166	62,444	123,610	123,610	115,768	93.7%	$ 1,243,114	$ 10.74	Publix
Naples Towne Centre	Naples, FL	100%	1982/1996/2003	14	32,680	102,027	134,707	32,680	167,387	134,707	129,034	95.8%	$ 793,812	$ 6.15	Goodwill [3], Save-A-Lot, Bealls
Pelican Plaza	Sarasota, FL	100%	1983/1997/NA	28		35,768	35,768	58,254	94,022	94,022	78,990	84.0%	$ 886,315	$ 11.22	Linens'n Things
Plaza at Delray, The	Delray Beach, FL	100%	1979/2004/NA	48		193,967	193,967	137,529	331,496	331,496	304,361	91.8%	$ 4,785,737	$ 15.72	Books-A-Million, Linens'n Things, Marshalls, Publix, Regal Cinemas, Staples
River City Marketplace	Jacksonville, FL	100%	2005/2005/NA	67	342,501	323,907	666,408	212,593	879,001	536,500	503,770	93.9%	$ 7,779,065	$ 15.44	Wal-Mart [3], Lowe's[3], Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PETsMART, Ross Dress For Less, Wallace Theaters, Ashley Furniture HomeStore
River Crossing Centre	New Port Richey, FL	100%	1998/2003/NA	16		37,888	37,888	24,150	62,038	62,038	59,238	95.5%	$ 693,299	$ 11.70	Publix
Sunshine Plaza	Tamarac, FL	100%	1972/1996/2001	28		146,409	146,409	89,317	235,726	235,726	224,112	95.1%	$ 1,995,707	$ 8.90	Publix, Old Time Pottery
The Crossroads	Royal Palm Beach, FL	100%	1988/2002/NA	35		42,112	42,112	77,980	120,092	120,092	105,092	87.5%	$ 1,558,301	$ 14.83	Publix
Village Lakes Shopping Center	Land O' Lakes, FL	100%	1987/1997/NA	24		125,141	125,141	61,355	186,496	186,496	183,696	98.5%	$ 1,126,635	$ 6.13	Kash 'N Karry Food Store, Wal-Mart
Total/Weighted Average				316	375,181	1,110,497	1,485,678	823,502	2,309,180	1,933,999	1,794,323	92.8%	$ 22,206,403	$ 12.38	
Georgia															
Centre at Woodstock	Woodstock, GA	100%	1997/2004/NA	14		51,420	51,420	35,328	86,748	86,748	78,060	90.0%	$ 915,483	$ 11.73	Publix
Conyers Crossing	Conyers, GA	100%	1978/1998/NA	15		138,915	138,915	31,560	170,475	170,475	170,475	100.0%	$ 963,701	$ 5.65	Burlington Coat Factory, Hobby Lobby
Horizon Village	Suwanee, GA	100%	1996/2002/NA	22		47,955	47,955	49,046	97,001	97,001	81,386	83.9%	$ 896,930	$ 11.02	Publix [4] (subleased to After Market)
Mays Crossing	Stockbridge, GA	100%	1984/1997/NA	20		100,244	100,244	37,040	137,284	137,284	128,384	93.5%	$ 807,915	$ 6.29	ApplianceSmart Factory Outlet, Big Lots, Dollar Tree
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	36		199,555	199,555	95,000	294,555	294,555	264,536	89.8%	$ 2,049,376	$ 7.75	Farmers Home Furniture, Old Time Pottery, Publix
Total/Weighted Average				107	-	538,089	538,089	247,974	786,063	786,063	722,841	92.0%	$ 5,633,405	$ 7.79	
Michigan															
Auburn Mile, The	Auburn Hills, MI	100%	2000/1999/NA	7	533,659	64,298	597,957	26,238	624,195	90,536	90,536	100.0%	$ 938,457	$ 10.37	Best Buy [3], Target [3], Meijer [3], Costco [3], Jo-Ann, Staples
Beacon Square	Grand Haven, MI	100%	2004/2004/NA	16	103,316	-	103,316	51,387	154,703	51,387	42,981	83.6%	$ 727,940	$ 16.94	Home Depot [3]
Clinton Pointe	Clinton Twp., MI	100%	1992/2003/NA	14	112,876	65,735	178,611	69,595	248,206	135,330	104,780	77.4%	$ 1,048,031	$ 10.00	OfficeMax, Sports Authority, Target [3]
Clinton Valley Mall	Sterling Heights, MI	100%	1977/1996/2002	9		55,175	55,175	53,271	108,446	108,446	99,281	91.5%	$ 1,550,740	$ 15.62	Office Depot, DSW Shoe Warehouse
Eastridge Commons	Flint, MI	100%	1990/1996/2001	16	117,777	117,972	235,749	51,704	287,453	169,676	161,459	95.2%	$ 1,682,883	$ 10.42	Farmer Jack (A&P) [4], Office Depot, Target [3], TJ Maxx
Edgewood Towne Center	Lansing, MI	100%	1990/1996/2001	17	227,193	23,524	250,717	62,233	312,950	85,757	81,593	95.1%	$ 922,004	$ 11.30	OfficeMax, Sam's Club [3], Target [3]
Fairlane Meadows	Dearborn, MI	100%	1987/2003/NA	22	201,300	56,586	257,886	80,922	338,808	137,508	106,301	77.3%	$ 1,667,372	$ 15.69	Best Buy, Target [3], Burlington Coat Factory [3]
Fraser Shopping Center	Fraser, MI	100%	1977/1996/NA	8		52,784	52,784	23,915	76,699	76,699	71,735	93.5%	$ 440,512	$ 6.14	Oakridge Market, Rite-Aid
Gaines Marketplace	Gaines Twp., MI	100%	2005/2004/NA	15		351,981	351,981	40,188	392,169	392,169	387,669	98.9%	$ 1,641,178	$ 4.23	Meijer, Staples, Target
Jackson Crossing	Jackson, MI	100%	1967/1996/2002	65	254,242	222,192	476,434	178,807	655,241	400,999	370,816	92.5%	$ 3,553,233	$ 9.58	Kohl's, Sears [3], Target [3] TJ Maxx, Toys "R" Us, Best Buy, Bed Bath & Beyond, Jackson 10 Theater
Jackson West	Jackson, MI	100%	1996/1996/1999	5		194,484	194,484	15,837	210,321	210,321	210,321	100.0%	$ 1,638,071	$ 7.79	Circuit City, Lowe's, Michaels, OfficeMax
Kentwood Towne Centre	Kentwood, MI	77.88%	1988/1996//NA	18	101,909	122,390	224,299	61,265	285,564	183,655	164,663	89.7%	$ 1,227,232	$ 7.45	Hobby Lobby, OfficeMax, Rooms Today [3],
Lake Orion Plaza	Lake Orion, MI	100%	1977/1996/NA	9		126,195	126,195	14,878	141,073	141,073	133,753	94.8%	$ 516,589	$ 3.86	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores, MI	100%	1996/2003/NA	21	126,800	258,638	385,438	89,015	474,453	347,653	339,074	97.5%	$ 2,727,143	$ 8.04	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, T J Maxx, Toys "R" Us, Target[3]
Livonia Plaza	Livonia, MI	100%	1988/2003/NA	20		90,831	90,831	43,042	133,873	133,873	126,722	94.7%	$ 1,323,300	$ 10.44	Kroger, TJ Maxx
Madison Center	Madison Heights, MI	100%	1965/1997/2000	15		167,830	167,830	59,258	227,088	227,088	213,332	93.9%	$ 1,384,014	$ 6.49	Dunham's, Kmart
New Towne Plaza	Canton Twp., MI	100%	1975/1996/2005	16		126,425	126,425	59,943	186,368	186,368	183,568	98.5%	$ 1,818,647	$ 9.91	Kohl's, Jo-Ann
Roseville Towne Center	Roseville, MI	100%	1963/1996/2004	9		206,747	206,747	40,075	246,822	246,822	246,822	100.0%	$ 1,644,745	$ 6.66	Marshalls, Wal-Mart, Office Depot
Shoppes at Fairlane Meadows	Dearborn, MI	100%	2007/NA/NA	8		-	-	19,925	19,925	19,925	13,197	66.2%	$ 316,736	$ 24.00	No Anchor
Southfield Plaza	Southfield, MI	100%	1969/1996/2003	14		128,340	128,340	37,660	166,000	166,000	161,310	97.2%	$ 1,320,519	$ 8.19	Burlington Coat Factory, Marshalls, Staples
Taylor Plaza	Taylor, MI	100%	1970/1996/2006	1		102,513	102,513	-	102,513	102,513	102,513	100.0%	$ 439,992	$ 4.29	Home Depot
Tel-Twelve	Southfield, MI	100%	1968/1996/2003	21		479,869	479,869	43,542	523,411	523,411	523,411	100.0%	$ 5,550,622	$ 10.60	Meijer, Lowe's, Office Depot, Best Buy, DSW Shoe Warehouse, Michaels, PETsMART
West Oaks I	Novi, MI	100%	1979/1996/2004	8		215,251	215,251	30,270	245,521	245,521	245,521	100.0%	$ 2,684,239	$ 10.93	Circuit City, OfficeMax, DSW Shoe Warehouse, Home Goods, Michaels, Gander Mountain
West Oaks II	Novi, MI	100%	1986/1996/2000	30	221,140	90,753	311,893	77,201	389,094	167,954	167,954	100.0%	$ 2,856,808	$ 17.01	Value City Furniture [3], Bed Bath & Beyond [3], Marshalls, Toys "R" Us[3], Kohl's[3], Jo-Ann
Total/Weighted Average				384	2,000,212	3,320,513	5,320,725	1,230,171	6,550,896	4,550,684	4,349,312	95.6%	$ 39,621,008	$ 9.11	

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q2 2008
Page 16

Operating
Property Summary
As of June 30, 2008

					Total Shopping Center GLA:					Company Owned GLA			Annualized Base Rent		
					Anchors:										
Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Non-Company Owned	Company Owned	Total Anchor GLA	Non-Anchor GLA	Total	Total	Leased	Occupancy	Total	PSF	Anchors [2]
North Carolina															
Ridgeview Crossing	Elkin, NC	100%	1989/1997/1995	20		168,659	168,659	42,865	211,524	211,524	206,449	97.6%	$ 1,171,695	$ 5.68	Belk Department Store, Ingles Market, Wal-Mart
Total/Weighted Average				20	-	168,659	168,659	42,865	211,524	211,524	206,449	97.6%	$ 1,171,695	$ 5.68	
Ohio															
Crossroads Centre	Rossford, OH	100%	2001/2001/NA	22	126,200	255,091	381,291	99,054	480,345	354,145	347,645	98.2%	$ 3,439,225	$ 9.89	Home Depot, Target [3], Giant Eagle, Michaels, Linens 'n Things
OfficeMax Center	Toledo, OH	100%	1994/1996/NA	1		22,930	22,930	-	22,930	22,930	22,930	100.0%	$ 265,988	$ 11.60	OfficeMax
Rossford Pointe	Rossford, OH	100%	2006/2005/NA	6		41,077	41,077	6,400	47,477	47,477	44,277	93.3%	$ 552,727	$ 12.48	PETsMART, Office Depot
Spring Meadows Place	Holland, OH	100%	1987/1996/2005	28	384,770	110,691	495,461	101,126	596,587	211,817	202,955	95.8%	$ 2,287,377	$ 11.27	Dick's Sporting Goods [3], Best Buy [3], Kroger [3], Target [3], T J Maxx, OfficeMax, PETsMART, Ashley Furniture, Sam's Club[3], Big Lots[3]
Troy Towne Center	Troy, OH	100%	1990/1996/2003	17	197,109	107,584	304,693	37,026	341,719	144,610	118,670	82.1%	$ 755,808	$ 6.37	Wal-Mart[3], Kohl's
Total/Weighted Average				74	708,079	537,373	1,245,452	243,606	1,489,058	780,979	736,477	94.3%	$ 7,301,124	$ 9.91	
South Carolina															
Taylors Square	Taylors, SC	100%	1989/1997/2005	14		207,455	207,455	33,777	241,232	241,232	238,476	98.9%	$ 1,425,759	$ 5.98	Wal-Mart
Total/Weighted Average				14	-	207,455	207,455	33,777	241,232	241,232	238,476	98.9%	$ 1,425,759	$ 5.98	
Tennessee															
Northwest Crossing	Knoxville, TN	100%	1989/1997/NA	11		274,291	274,291	29,933	304,224	304,224	304,224	100.0%	$ 1,806,322	$ 5.94	Wal-Mart, Ross Dress for Less, Greggs Appliances
Northwest Crossing II	Knoxville, TN	100%	1999/1999/NA	2		23,500	23,500	4,674	28,174	28,174	28,174	100.0%	$ 308,969	$ 10.97	OfficeMax
Total/Weighted Average				13	-	297,791	297,791	34,607	332,398	332,398	332,398	100.0%	$ 2,115,291	$ 6.36	
Wisconsin															
East Town Plaza	Madison, WI	100%	1992/2000/2000	18	132,995	144,685	277,680	64,274	341,954	208,959	185,551	88.8%	$ 1,776,558	$ 9.57	Burlington Coat Factory, Marshalls, Jo-Ann, Borders, Toys "R" Us[3], Shopko[3]
Total/Weighted Average				18	132,995	144,685	277,680	64,274	341,954	208,959	185,551	88.8%	$ 1,776,558	$ 9.57	
Operating Total/Weighted Average				946	3,216,467	6,325,062	9,541,529	2,720,776	12,262,305	9,045,838	8,565,827	94.7%	$ 81,251,244	$ 9.49	
Joint Ventures:															
Florida															
Cypress Point	Clearwater, FL	30%	1983/2007/NA	22		94,500	94,500	64,185	158,685	158,685	150,694	95.0%	$ 1,659,103	$ 11.01	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee, FL	7%	2005/2005/NA	17	184,600	67,000	251,600	48,586	300,186	115,586	112,786	97.6%	$ 1,403,531	$ 12.44	Jo-Ann, Marshalls,Target [3]
Marketplace of Delray	Delray Beach, FL	30%	1981/2005/NA	47		103,193	103,193	119,711	222,904	222,904	198,340	89.0%	$ 2,523,873	$ 12.72	David Morgan Fine Arts[5], Office Depot, Winn-Dixie
Martin Square	Stuart, FL	30%	1981/2005/NA	14		291,432	291,432	39,673	331,105	331,105	331,105	100.0%	$ 2,150,774	$ 6.50	Home Depot, Howards Interiors, Kmart, Staples
Mission Bay Plaza	Boca Raton, FL	30%	1989/2004/NA	57		159,147	159,147	113,719	272,866	272,866	254,188	93.2%	$ 4,649,850	$ 18.29	Albertsons, LA Fitness Sports Club, OfficeMax, Toys "R" Us
Shenandoah Square	Davie, FL	40%	1989/2001/NA	44		42,112	42,112	81,500	123,612	123,612	115,532	93.5%	$ 1,873,674	$ 16.22	Publix
Shoppes of Lakeland	Lakeland, FL	7%	1985/1996/NA	22	123,400	122,441	245,841	66,447	312,288	188,888	184,888	97.9%	$ 2,117,719	$ 11.45	Michaels, Ashley Furniture, Target [3], Linens 'n Things
Treasure Coast Commons	Jensen Beach, FL	30%	1996/2004/NA	3		92,979	92,979	-	92,979	92,979	92,979	100.0%	$ 1,154,920	$ 12.42	Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach, FL	30%	1986/2005/NA	39		42,112	42,112	113,640	155,752	155,752	148,232	95.2%	$ 1,988,571	$ 13.42	Publix
Village Plaza	Lakeland, FL	30%	1989/2004/NA	26		64,504	64,504	82,251	146,755	146,755	142,315	97.0%	$ 1,647,111	$ 11.57	Circuit City, Staples
Vista Plaza	Jensen Beach, FL	30%	1998/2004/NA	9		87,072	87,072	22,689	109,761	109,761	109,761	100.0%	$ 1,422,812	$ 12.96	Bed Bath & Beyond, Circuit City, Michaels
West Broward Shopping Center	Plantation, FL	30%	1965/2005/NA	19		81,801	81,801	74,435	156,236	156,236	154,185	98.7%	$ 1,594,274	$ 10.34	Badcock, National Pawn Shop, Save-A-Lot, US Postal Service
Total/Weighted Average				319	308,000	1,248,293	1,556,293	826,836	2,383,129	2,075,129	1,995,005	96.1%	$ 24,186,213	$ 12.12	
Georgia															
Peachtree Hill	Duluth, GA	20%	1986/2007/NA	35		85,772	85,772	63,461	149,233	149,233	124,122	83.2%	$ 1,507,821	$ 12.15	Kroger, Outrageous Bargains
Total/Weighted Average				35	-	85,772	85,772	63,461	149,233	149,233	124,122	83.2%	$ 1,507,821	$ 12.15	
Illinois															
Rolling Meadows	Rolling Meadows, IL	20%	1956/2008/1995	18	-	83,230	83,230	47,206	130,436	130,436	100,719	77.2%	$ 1,217,663	$ 12.09	Jewel Osco
Total/Weighted Average				18	-	83,230	83,230	47,206	130,436	130,436	100,719	77.2%	$ 1,217,663	$ 12.09	
Indiana															
Merchants' Square	Carmel, IN	20%	1970/2004/NA	48	80,000	69,504	149,504	209,993	359,497	279,497	256,264	91.7%	$ 3,190,434	$ 12.45	Marsh [3], Cost Plus, Hobby Lobby
Nora Plaza	Indianapolis, IN	7%	1958/2007/2002	25	123,800	58,144	181,944	82,311	264,255	140,455	130,136	92.7%	$ 1,777,387	$ 13.66	Target [3], Marshalls, Wild Oats
Total/Weighted Average				73	203,800	127,648	331,448	292,304	623,752	419,952	386,400	92.0%	$ 4,967,820	$ 12.86	

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q2 2008
Page 17

Operating
Property Summary
As of June 30, 2008

					Total Shopping Center GLA: Anchors:					Company Owned GLA			Annualized Base Rent		
Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Non-Company Owned	Company Owned	Total Anchor GLA	Non-Anchor GLA	Total	Total	Leased	Occupancy	Total	PSF	Anchors [2]
Maryland															
Crofton Centre	Crofton, MD	20%	1974/1996/NA	18		176,376	176,376	75,135	251,511	251,511	251,511	100.0%	$ 1,832,921	$ 7.29	Shoppers Food Warehouse, Kmart, Leather Expo
Total/Weighted Average				18	-	176,376	176,376	75,135	251,511	251,511	251,511	100.0%	$ 1,832,921	$ 7.29	
Michigan															
Gratiot Crossing	Chesterfield, MI	30%	1980/2005/NA	15		122,406	122,406	43,138	165,544	165,544	153,160	92.5%	$ 1,358,440	$ 8.87	Jo-Ann, Kmart
Hunter's Square	Farmington Hills, MI	30%	1988/2005/NA	37		194,236	194,236	163,066	357,302	357,302	344,315	96.4%	$ 6,359,180	$ 18.47	Bed Bath & Beyond, Borders, Loehmann's, Marshalls, T J Maxx,
Millennium Park	Livonia, MI	30%	2000/2005/NA	14	352,641	241,850	594,491	38,700	633,191	280,550	279,050	99.5%	$ 3,651,874	$ 13.09	Home Depot, Linens 'n Things, Marshalls, Michaels, PETsMART, Costco[3], Meijer[3]
Southfield Plaza Expansion	Southfield, MI	50%	1987/1996/2003	11		-	-	19,410	19,410	19,410	15,810	81.5%	$ 253,218	$ 16.02	No Anchor
West Acres Commons	Flint, MI	40%	1998/2001/NA	14		59,889	59,889	35,200	95,089	95,089	84,489	88.9%	$ 1,065,083	$ 12.61	VG's Food Center
Winchester Center	Rochester Hills, MI	30%	1980/2005/NA	16		224,356	224,356	89,309	313,665	313,665	310,269	98.9%	$ 4,464,368	$ 14.39	Borders, Dick's Sporting Goods, Linens 'n Things, Marshalls, Michaels, PETsMART
Total/Weighted Average				107	352,641	842,737	1,195,378	388,823	1,584,201	1,231,560	1,187,093	96.4%	$ 17,152,162	$ 14.45	
New Jersey															
Chester Springs Shopping Center	Chester, NJ	20%	1970/1996/1999	42		81,760	81,760	142,393	224,153	224,153	209,531	93.5%	$ 3,134,015	$ 14.96	Shop-Rite Supermarket, Staples
Total/Weighted Average				42	-	81,760	81,760	142,393	224,153	224,153	209,531	93.5%	$ 3,134,015	$ 14.96	
Ohio															
Olentangy Plaza	Columbus, OH	20%	1981/2007/1997	41		139,130	139,130	114,800	253,930	253,930	222,132	87.5%	$ 2,378,151	$ 10.71	Eurolife Furniture, Marshalls, MicroCenter, Stitching Post, Sunflower Market[4]
The Shops on Lane Avenue	Upper Arlington, OH	20%	1952/2007/2004	47		46,574	46,574	130,111	176,685	176,685	145,030	82.1%	$ 2,912,148	$ 20.08	Bed Bath & Beyond, Wild Oats Market
Total/Weighted Average				88	-	185,704	185,704	244,911	430,615	430,615	367,162	85.3%	$ 5,290,299	$ 14.41	
JV Total/Weighted Average				700	864,441	2,831,520	3,695,961	2,081,069	5,777,030	4,912,589	4,621,543	94.1%	$ 59,288,914	$ 12.83	
Operating Under Redevelopment:															
Rivertowne Square	Deerfield Beach, FL	100%	1980/1998/NA	17		70,948	70,948	47,589	118,537	118,537	112,237	94.7%	$ 996,459	$ 8.88	Winn-Dixie, Office Depot
Southbay Shopping Center	Osprey, FL	100%	1978/1998/NA	18		31,700	31,700	52,190	83,890	83,890	58,602	69.9%	$ 406,296	$ 6.93	Bealls Coastal Home
Holcomb Center	Roswell, GA	100%	1986/1996/NA	23		39,668	39,668	67,385	107,053	107,053	26,605	24.9%	$ 297,168	$ 11.17	
Clinton Valley	Sterling Heights, MI	100%	1985/1996/NA	11		30,847	30,847	51,149	81,996	81,996	75,506	92.1%	$ 621,747	$ 8.23	Big Lots
Hoover Eleven	Warren, MI	100%	1989/2003/NA	55		154,275	154,275	142,833	297,108	297,108	239,235	80.5%	$ 2,993,170	$ 12.51	Kroger, Marshalls, OfficeMax
Oak Brook Square	Flint, MI	100%	1982/1996/NA	18		79,744	79,744	69,629	149,373	149,373	77,686	52.0%	$ 776,527	$ 10.00	TJ Maxx
Aquia Towne Center	Stafford, VA	100%	1989/1998/NA	12		122,669	122,669	29,271	151,940	151,940	151,940	100.0%	$ 2,502,556	$ 16.47	Big Lots, Northrop Grumman, Regal Cinemas
West Allis Towne Centre	West Allis, WI	100%	1987/1996/NA	29		163,069	163,069	123,990	287,059	287,059	242,751	84.6%	$ 1,643,971	$ 6.77	Kmart, Dollar Tree, Big Lots, Office Depot
Total/Weighted Average				183	-	692,920	692,920	584,036	1,276,956	1,276,956	984,562	77.1%	$ 10,237,894	$ 10.40	
Joint Venture Under Redevelopment:															
Cocoa Commons	Cocoa, FL	30%	2001/2007/NA	15		51,420	51,420	23,700	75,120	75,120	75,120	100.0%	$ 872,120	$ 11.61	Publix
Collins Pointe Plaza	Cartersville, GA	20%	1987/2006/NA	17		46,358	46,358	34,684	81,042	81,042	24,450	30.2%	$ 317,415	$ 12.98	
Paulding Pavilion	Hiram, GA	20%	1995/2006/NA	10		47,955	47,955	21,087	69,042	69,042	37,727	54.6%	$ 590,247	$ 15.65	Staples
Market Plaza	Glen Ellyn, IL	20%	1965/2007/1996	37		46,230	46,230	116,475	162,705	162,705	122,068	75.0%	$ 1,808,368	$ 14.81	Jewel Osco
Old Orchard	W. Bloomfield, MI	30%	1972/2007/NA	18		-	-	35,979	35,979	35,979	20,695	57.5%	$ 479,412	$ 23.17	
Troy Marketplace	Troy, MI	30%	2000/2005/NA	11	20,600	192,178	212,778	23,813	236,591	215,991	158,496	73.4%	$ 3,159,348	$ 19.93	Linens 'n Things, Nordstom Rack, PETsMART, REI [3], LA Fitness
Total/Weighted Average				108	20,600	384,141	404,741	255,738	660,479	639,879	438,556	68.5%	$ 7,226,911	$ 16.48	
PORTFOLIO TOTAL/WEIGHTED AVERAGE				1937	4,101,508	10,233,643	14,335,151	5,641,619	19,976,770	15,875,262	14,610,488	92.0%	$ 158,004,963	$ 10.81	

[1] Represents year constructed/acquired/year of latest renovation or expansion by either the Company or the former Ramco Group, as applicable.
[2] We define anchor tenants as single tenants which lease 19,000 square feet or more at a property.
[3] Non-Company owned anchor space
[4] Tenant closed - lease obligated
[5] Tenant lease expired 4/30/07, remains in occupancy as month to month tenant.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q2 2008
Page 18

Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Wisconsin ANCHORS: Spaces greater than or equal to 19,000 square feet NON-ANCHORS: Spaces of less than 19,000 square feet NAT: National REG: Regional LOC: Local MI 41  FL 31  GA 5  All Others 10  LEGEND LEGEND LEGEND [1] Figures shown represent annualized base rents [2] Figures shown represent occupied Gross Leasable Area ANCHOR 51  NON-ANCHOR 49  ANCHOR 68  NON-ANCHOR 32  NAT 69  LOC 18  REG 13  NAT 71  IN 3  LOC 12  REG 17  MI 41  FL 27  OH 8  GA 8  All Others 11  WI 2  TN 2  WI 3  OH 8  MI: Michigan FL: Florida OH: Ohio IN: Indiana TN: Tennessee GA: Georgia WI: Wisconsin 2] Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Q2 2008 Page 19 GEOGRAPHIC DIVERSIFICATION BY RENT [1] BY GLA [2] ANCHOR, NON-ANCHOR TENANT MIX ANCHOR, NON-ANCHOR TENANT MIX ANCHORS: Spaces greater than or equal to 19,000 square feet NON-ANCHORS: Spaces of less than 19,000 square feet NAT: National REG: Regional LOC: Local [1] Figures shown represent annualized base rents [2] Figures shown represent occupied Gross Leasable Area Q2 2008 Page 19

Major Tenants* as of June 30, 2008

Lease Name	Number of Leases	Leased GLA as of 06/30/08 (Sq.Ft.)	% of Total Company Owned GLA	Annualized Base Rent in Place at 06/30/08 — Total Annualized Base Rent	Annualized Base Rent/Square Foot	% of Base Rental Revenue as of 06/30/08
T.J. Maxx/Marshalls	19	611,155	3.85%	$5,660,602	$9.26	3.58%
Publix	12	574,794	3.62%	4,534,891	7.89	2.87%
Home Depot	4	487,203	3.07%	3,259,492	6.69	2.06%
Wal-Mart	5	746,335	4.70%	3,232,787	4.33	2.05%
OfficeMax	12	273,720	1.72%	3,173,220	11.59	2.01%
Linens 'n Things	7	238,067	1.50%	3,052,262	12.82	1.93%
Kmart	6	618,341	3.89%	2,717,603	4.39	1.72%
Jo-Ann	7	230,976	1.45%	2,480,777	10.74	1.57%
	72	3,780,591	23.81%	$28,111,634	$7.44	17.79%

* Tenants which individually account for 1.5% or more of annualized base rent.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q2 2008
Page 20

Summary of Expiring GLA

All Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Annualized Base Rent in Place at 06/30/08 — Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2008	131	533,625	3.65%	$6,654,528	4.21%	$12.47
2009	288	1,400,814	9.59%	15,827,433	10.02%	11.30
2010	251	1,470,970	10.07%	17,321,733	10.96%	11.78
2011	264	1,320,516	9.04%	17,494,383	11.07%	13.25
2012	213	1,446,721	9.90%	16,331,413	10.34%	11.29
2013	156	1,511,534	10.35%	16,785,952	10.62%	11.11
2014	58	943,946	6.46%	8,297,981	5.25%	8.79
2015	37	631,841	4.32%	6,973,110	4.41%	11.04
2016	72	1,465,609	10.03%	15,620,663	9.89%	10.66
2017	49	772,926	5.29%	10,120,054	6.40%	13.09
2018+	78	3,111,986	21.30%	26,577,713	16.82%	8.54
Total	1,597	14,610,488	100.00%	$158,004,963	100.00%	$10.81

All Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2008	8	224,012	2.26%	$2,145,792	2.66%	$9.58
2009	16	661,732	6.67%	4,329,341	5.37%	6.54
2010	20	743,831	7.50%	5,882,850	7.29%	7.91
2011	13	440,334	4.44%	3,369,197	4.18%	7.65
2012	18	784,333	7.91%	5,015,797	6.22%	6.39
2013	26	1,061,330	10.70%	8,985,430	11.14%	8.47
2014	15	763,667	7.70%	4,866,521	6.03%	6.37
2015	14	521,034	5.25%	4,997,579	6.19%	9.59
2016	29	1,210,039	12.20%	10,777,272	13.36%	8.91
2017	19	647,905	6.53%	7,622,238	9.45%	11.76
2018+	40	2,863,391	28.86%	22,702,386	28.12%	7.93
Total	218	9,921,608	100.00%	$80,694,403	100.00%	$8.13

All Non-Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2008	123	309,613	6.60%	$4,508,736	5.83%	$14.56
2009	272	739,082	15.76%	11,498,092	14.87%	15.56
2010	231	727,139	15.51%	11,438,884	14.80%	15.73
2011	251	880,182	18.77%	14,125,186	18.27%	16.05
2012	195	662,388	14.13%	11,315,616	14.64%	17.08
2013	130	450,204	9.60%	7,800,522	10.09%	17.33
2014	43	180,279	3.84%	3,431,460	4.44%	19.03
2015	23	110,807	2.36%	1,975,531	2.56%	17.83
2016	43	255,570	5.45%	4,843,391	6.26%	18.95
2017	30	125,021	2.67%	2,497,815	3.23%	19.98
2018+	38	248,595	5.32%	3,875,327	5.01%	15.59
Total	1,379	4,688,880	100.00%	$77,310,559	100.00%	$16.49

Q2 2008
Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Page 21

Joint Ventures
Contribution to Funds from Operations
(in thousands)

For Three Months Ended June 30, 2008

	Ramco/Lion Venture LP	Ramco 450 Venture LLC	Ramco 191 Venture LLC	Ramco HHF KL LLC	Ramco HHF NP LLC	Ramco RM Hartland SC LLC	Ramco Jacksonville North Industrial LLC	S-12 Associates	Ramco/ West Acres LLC	Ramco/ Shenandoah LLC	
	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	River City North Ind Jacksonville, FL	Southfield Plaza Expansion Southfield, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Ramco Consolidated Interest
Total revenue	$ 14,053	$ 6,007	$ 395	$ 1,203	$ 626	$ 19	$ -	$ 79	$ 383	$ 727	$ 6,111
Operating expense	4,360	1,801	119	313	250	4	1	21	124	250	$ 1,892
Depreciation and amortization	3,583	2,014	106	315	163	5	2	10	69	139	$ 1,622
Interest expense	3,881	2,452	16	-	-	-	-	16	181	225	$ 1,828
Total expenses	11,825	6,266	241	627	413	9	3	47	373	614	5,342
Net income	$ 2,228	$ (259)	$ 154	$ 575	$ 213	$ 10	$ (3)	$ 32	$ 9	$ 112	$ 769
Ramco ownership interest	30%	20%	20%	7%	7%	20%	5%	50%	40%	40%	
Ramco's share of net income	$ 668	$ (52)	$ 31	$ 40	$ 15	$ 2	$ -	$ 16	$ 4	$ 45	$ 769
Add: depreciation expense	1,025	385	19	22	11	-	-	5	27	46	1,541
Funds from operations contributed by joint ventures	$ 1,693	$ 333	$ 50	$ 62	$ 26	$ 2	$ -	$ 21	$ 31	$ 91	$ 2,310

For Six Months Ended June 30, 2008

	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	River City North Ind Jacksonville, FL	Southfield Plaza Expansion Southfield, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Ramco Consolidated Interest
Total revenue	$ 28,199	$ 12,759	$ 714	$ 2,477	$ 1,499	$ 38	$ -	$ 161	$ 841	$ 1,316	$ 12,384
Operating expense	8,648	3,843	240	645	645	8	1	45	291	537	$ 3,858
Depreciation and amortization	7,276	3,848	210	629	325	5	4	21	138	292	$ 3,245
Interest expense	7,686	4,885	(46)	-	-	-	-	32	362	451	$ 3,615
Total expenses	23,610	12,576	404	1,275	970	13	5	98	790	1,280	10,718
Net income	$ 4,589	$ 183	$ 309	$ 1,203	$ 529	$ 25	$ (5)	$ 62	$ 50	$ 36	$ 1,666
Ramco ownership interest	30%	20%	20%	7%	7%	20%	5%	50%	40%	40%	
Ramco's share of net income	$ 1,376	$ 37	$ 62	$ 84	$ 37	$ 5	$ -	$ 31	$ 20	$ 14	$ 1,666
Add: depreciation expense	2,086	742	38	44	23	-	-	11	54	100	3,097
Funds from operations contributed by joint ventures	$ 3,462	$ 779	$ 100	$ 128	$ 60	$ 5	$ -	$ 42	$ 75	$ 114	$ 4,763

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q2 2008
Page 22

Joint Ventures
Combining Balance Sheets
as of June 30, 2008
(in thousands)

	Ramco/Lion Venture LP	Ramco 450 Venture LLC	Ramco 191 Venture LLC	Ramco HHF KL LLC	Ramco HHF NP LLC	Ramco RM Hartland SC LLC	Ramco Jacksonville North Industrial LLC	S-12 Associates	Ramco/ West Acres LLC	Ramco/ Shenandoah LLC	
	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	River City North Ind Jacksonville, FL	Southfield Plaza Expansion Southfield, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Ramco Equity Investment
ASSETS											
Investment in real estate											
Land	$ 76,896	$ 41,494	$ 2,879	$ 7,600	$ 4,021	$ 7,076	$ 1,127	$ 50	$ 1,118	$ 1,653	
Buildings and improvements	452,329	238,752	12,708	44,481	23,520	-	-	445	10,123	14,976	
Construction in progress	4,373	231	5,400	12	-	396	64	-	-	-	
Intangible assets, net	17,296	7,551	665	1,633	561	791	30	40	47	284	
	550,894	288,028	21,652	53,726	28,102	8,263	1,221	535	11,288	16,913	
Less: accumulated depreciation	(29,642)	(6,160)	(385)	(1,162)	(515)	-	-	(135)	(1,733)	(2,530)	
Investments in real estate, net	521,252	281,868	21,267	52,564	27,587	8,263	1,221	400	9,555	14,383	
Cash and cash equivalents	10,697	5,001	551	435	448	27	15	235	338	695	
Accounts receivable, net	8,422	2,029	239	200	357	7,530	-	40	138	470	
Other assets, net	1,663	593	16	12	(6)	2,500	-	20	106	457	
Total Assets	$ 542,034	$ 289,491	$ 22,073	$ 53,211	$ 28,386	$ 18,320	$ 1,236	$ 695	$ 10,137	$ 16,005	
LIABILITIES AND SHAREHOLDERS' EQUITY											
Mortgages and notes payable	$ 274,158	$ 174,948	$ 7,079	$ -	$ -	$ 8,505	$ 693	$ 951	$ 8,757	$ 12,126	
Accounts payable and accrued expenses	16,114	7,309	716	820	410	6,687	3	257	187	429	
	290,272	182,257	7,795	820	410	15,192	696	1,208	8,944	12,555	
ACCUMULATED EQUITY (DEFICIT)	251,762	107,234	14,278	52,391	27,976	3,128	540	(513)	1,193	3,450	
Total Liabilities and Accumulated Equity	$ 542,034	$ 289,491	$ 22,073	$ 53,211	$ 28,386	$ 18,320	$ 1,236	$ 695	$ 10,137	$ 16,005	
EQUITY INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED AFFILIATES											
Total Equity Investments in and Advances to Unconsolidated Entities	$ 70,710	$ 11,404	$ 3,278	$ 2,901	$ 1,998	$ 638	$ 10	$ 898	$ 436	$ 1,354	$ 93,627

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q2 2008
Page 23

Summary of Joint Venture Debt
as of June 30, 2008

Entity	Property	Location	Ramco Ownership Interest	Mortgage Balance	Maturity Date	Loan Type	Interest Rate	Ramco Share of Debt
Ramco/Lion Venture								
RLV Village Plaza LP	Village Plaza	Lakeland, FL	30%	$ 9,300,000	09/15	Fixed	5.01%	$ 2,790,000
RLV West Broward LP	West Broward Shopping Center	Plantation, FL	30%	9,761,475	10/12	Fixed	6.64%	2,928,443
RLV Martin Square LP	Martin Square	Stuart, FL	30%	13,308,623	08/11	Fixed	7.44%	3,992,587
RLV Marketplace of Delray LP	Marketplace of Delray	Delray Beach, FL	30%	16,797,363	01/11	Fixed	7.88%	5,039,209
RLV Treasure Coast LP	Treasure Coast Commons	Jensen Beach, FL	30%	8,415,000	06/20	Fixed	5.54%	2,524,500
RLV Oriole Plaza LP	Village of Oriole Plaza	Delray Beach, FL	30%	11,854,344	10/10	Fixed	8.25%	3,556,303
RLV Vista Plaza LP	Vista Plaza	Jensen Beach, FL	30%	11,115,000	06/20	Fixed	5.54%	3,334,500
RLV Cypress Pointe LP	Cypress Pointe	Clearwater, FL	30%	14,500,000	11/09	Fixed	4.60%	4,350,000
RLV Boca Mission LP	Mission Bay Plaza	Boca Raton, FL	30%	44,500,000	07/13	Fixed	6.64%	13,350,000
RLV Winchester Center LP	Winchester Center	Rochester Hills, MI	30%	29,242,634	07/13	Fixed	7.98%	8,772,790
RLV Hunter's Square LP	Hunter's Square	Farmington Hills, MI	30%	37,963,618	08/13	Fixed	8.03%	11,389,085
RLV Millennium Park LP	Millennium Park	Livonia, MI	30%	32,000,000	10/15	Fixed	5.02%	9,600,000
RLV Troy Marketplace LP	Troy Marketplace	Troy, MI	30%	21,900,000	06/16	Fixed	5.90%	6,570,000
RLV Gratiot Crossing LP	Gratiot Crossing	Chesterfield Twp., MI	30%	13,500,000	06/16	Fixed	5.90%	4,050,000
Subtotal Ramco/Lion Venture				$ 274,158,057				$ 82,247,417
Ramco 450 Venture LLC								
Crofton 450 LLC	Crofton Centre	Crofton, MD	20%	$ 17,000,000	01/17	Fixed	5.85%	$ 3,400,000
Merchants 450 LLC	Merchants' Square	Carmel, IN	20%	32,700,000	05/17	Fixed	6.04%	6,540,000
Chester Springs SC LLC	Chester Springs Shopping Center	Chester, NJ	20%	23,331,368	10/13	Fixed	5.51%	4,666,274
Ramco Peachtree Hill LLC	Peachtree Hill	Duluth, GA	20%	16,300,000	02/09	Variable	4.18% [1]	3,260,000
Lane Avenue 450 LLC	Shops on Lane	Upper Arlington, OH	20%	27,600,000	01/18	Variable	5.95% [2]	5,520,000
Olentangy Plaza 450 LLC	Olentangy Plaza	Columbus, OH	20%	21,600,000	01/18	Variable	5.88% [2]	4,320,000
Market Plaza 450 LLC	Market Plaza	Glen Ellyn, IL	20%	24,505,000	01/18	Variable	5.88% [2]	4,901,000
Rolling Meadows 450 LLC	Rolling Meadows	Rolling Meadows, IL	20%	11,911,250	12/15	Fixed	5.34%	2,382,250
Subtotal Ramco 450 Venture LLC				$ 174,947,618				$ 34,989,524
S-12 Associates	Southfield Plaza Expansion	Southfield, MI	50%	$ 950,684	05/16	Fixed	6.75% [3]	$ 475,342
Ramco/West Acres LLC	West Acres Commons	Flint, MI	40%	8,757,165	04/10	Fixed	8.14%	3,502,866
Ramco/Shenandoah LLC	Shenandoah Square	Davie, FL	40%	12,125,925	02/12	Fixed	7.33%	4,850,370
Paulding Holding LLC	Paulding Pavilion	Hiram, GA	20%	7,078,327	06/10	Variable	4.06% [4]	1,415,665
Ramco RM Hartland SC LLC	Hartland Towne Square	Hartland, MI	20%	8,505,000	07/09	Variable	5.43% [5]	1,701,000
Jacksonville North Industrial Outlot LLC		Jacksonville, FL	5%	693,000	09/08	Variable	4.73% [6]	34,650
Total Debt				$ 487,215,776				$ 129,216,834

[1] Interest rate is variable based on LIBOR plus 1.70%.
[2] Interest rate is fixed for five years and then lender has right to reset interest rate in 2013.
[3] Interest rate is fixed until 6/1/2009, then resets per formula annually.
[4] Interest rate is variable based on LIBOR plus 1.60%.
[5] Interest rate is based on LIBOR plus 2.95%.
[6] Interest rate is based on LIBOR plus 2.25%.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q2 2008
Page 24

INVESTOR INFORMATION Inquiries Ramco-Gershenson Properties Trust welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors. Please address all inquiries to our Investor Relations Department: Dawn L. Hendershot Director of Investor Relations Ramco-Gershenson Properties Trust 31500 Northwestern Highway, Suite 300 Farmington Hills, MI 48334 Phone: (248) 592-6202 FAX: (248) 592-6203 E-mail: dhendershot@rgpt.com Website: www.rgpt.com Ticker: NYSE:RPT Research Coverage Cantor Fitzgerald Philip Martin 312.469.7485 Credit Suisse Michael Gorman 212.538.4357 Deutsche Bank Securities Inc. Louis W. Taylor Christeen Kim 203.863.2381 415.617.4221 RBC Capital Markets Richard C. Moore 216.378.7625 Stifel Nicolaus David M. Fick Nathan Isbee 443.224.1308 443.224.1346 Our Supplemental Financial Package is available via e-mail and is also featured on our corporate website at www.rgpt.com. If you would like to receive this document electronically each quarter, please e-mail: dhendershot@rgpt.com. Supplemental Financial and Operating Statistics Q2 2008 Ramco-Gershenson Properties Trust (RPT) Page 2